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                       SUPPLEMENT DATED JANUARY 24, 2000
                        TO PROSPECTUS DATED MAY 1, 1999

                                       OF

                             ASIAN EQUITY PORTFOLIO
                           JAPANESE EQUITY PORTFOLIO

                               PORTFOLIOS OF THE

              MORGAN STANLEY DEAN WITTER INSTITUTIONAL FUND, INC.
                                 P.O. BOX 2798
                             BOSTON, MASSACHUSETTS
                                   02208-2798
                             ---------------------

    The Prospectus is hereby amended and supplemented to reflect changes in the portfolio management of the Asian Equity Portfolio (the "Portfolio"). Timothy Jensen no longer serves as a Portfolio Manager to the Portfolio. Ashutosh Sinha, who previously shared primary responsibility with Mr. Jensen, will continue to have primary responsibility for managing the assets of the Portfolio. Accordingly, the paragraph "ASIAN EQUITY PORTFOLIO" on page 7 is hereby deleted and replaced with the following:

ASIAN EQUITY PORTFOLIO
ASHUTOSH SINHA

Ashutosh Sinha joined MSDW Investment Management in 1995. He is a Principal of MSDW Investment Management and Morgan Stanley and a member of MSDW Investment Management's Emerging Markets Equity Group, focusing primarily on Asian markets other than Japan. Prior to joining MSDW Investment Management, he spent two years at SBI Funds Management Ltd., where he was an analyst for the India Magnum Fund. Previous to that, he worked for three years as a consultant for Citicorp Overseas Software Ltd. He graduated from the Indian Institute of Technology, Kanpur, with a degree in Electrical Engineering and received an M.B.A. from the Indian Institute of Management, Calcutta. Mr. Sinha has had primary responsibility for managing the Portfolio's assets since August 1998.

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